                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 15, 2003



                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)



           OHIO                                         31-1073048
(State or other jurisdiction of                        (IRS Employer
      incorporation)                                 Identification No.)



    323 CROGHAN STREET, FREMONT, OHIO                           43420
 (Address of principal executive offices)                     (Zip Code)



                                 (419) 332-7301
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Item 5 - Other Events and Regulation FD Disclosure

Mr. Thomas J. Elder was appointed Vice President/Chief Lending Officer of The Croghan Colonial Bank (the "Bank"), a wholly-owned subsidiary of Croghan Bancshares, Inc., effective on October 14, 2003. Mr. Elder will assume responsibility for all aspects associated with the Bank's lending function and will be assisted by Mr. William C. Hensley, a Vice President of the Bank. Mr. Hensley, the former Chief Lending Officer, will assume a more consultative role supporting Mr. Elder.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CROGHAN BANCSHARES, INC.
                                                (Registrant)


Date:    October 15, 2003                  /s/ Steven C. Futrell
                                          -----------------------------------
                                          Steven C. Futrell, President & CEO